UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-2

QUALYS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

QUALYS, INC.

919 East Hillsdale Boulevard, 4th Floor

Foster City, California 94404

AMENDED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 11:00 a.m. Pacific Daylight Time on Wednesday, June 8, 2022

TO THE HOLDERS OF COMMON STOCK

OF QUALYS, INC.:

The 2022 Annual Meeting of Stockholders of Qualys, Inc., a Delaware corporation, will be held online on Wednesday, June 8, 2022, at 11:00 a.m. Pacific Daylight Time.

Stockholders may participate in the meeting only by logging in at:

www.virtualshareholdermeeting.com/QLYS2022

Stockholders will be able to listen to the meeting live, vote and submit questions. There will be no physical location for stockholders to attend the meeting.

The annual meeting will be held for the following purposes:

1.	To elect two Class I directors to serve until the 2025 annual meeting of stockholders or until their successors are duly elected and qualified;

2.	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022;

3.	To approve, on an advisory and non-binding basis, the compensation of our named executive officers as described in the proxy statement;

4.	To approve the Qualys, Inc. 2012 Equity Incentive Plan, as amended, restated and extended;

5.	To indicate, on an advisory and non-binding basis, the preferred frequency of future stockholder advisory votes on approving the compensation of our named executive officers; and

6.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The accompanying proxy statement supplement contains additional information related to the new Proposal No. 5 to be considered by stockholders at the annual meeting. However, the proxy statement supplement does not include all of the information provided in connection with the annual meeting. Accordingly, we urge you to read the proxy statement supplement in its entirety together with the proxy statement and other proxy materials.

The board of directors of Qualys, Inc. has fixed the close of business on April 11, 2022 as the record date for the meeting. Only stockholders of record of our common stock on April 11, 2022 are entitled to notice of and to vote at the meeting. Further information regarding voting rights and the matters to be voted upon is presented in the proxy statement and accompanying proxy statement supplement.

On or about April 21, 2022, we began mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access the proxy statement for the 2022 annual meeting and our 2021 annual report to stockholders. The Notice provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of proxy materials by mail. The proxy statement, the proxy statement supplement and our annual report can also be accessed directly at www.proxyvote.com. All you have to do is enter the control number located on the Notice or your proxy card.

YOUR VOTE IS IMPORTANT. Whether or not you plan to participate in the annual meeting, we urge you to submit your vote via the Internet, telephone or mail in advance of the meeting.

We appreciate your continued support of Qualys, Inc.

By order of the Board of Directors,

/s/ Sumedh Thakar
Sumedh Thakar
Director, President and Chief Executive Officer
Foster City, California
May 3, 2022

EXPLANATORY NOTE

On April 21, 2022, Qualys, Inc. (“we,” “Qualys,” or the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) and the related proxy card (the “Proxy Card”) for the Company’s 2022 Annual Meeting of Stockholders, to be held online on June 8, 2022 (together with any adjournment or postponement thereof, the “Annual Meeting”). This supplement to the Proxy Statement and Proxy Card is being filed to add a new proposal (the “Say When On Pay Proposal”) that is soliciting a non-binding, advisory vote from the Company’s stockholders on the frequency with which the Company’s stockholders shall have an advisory say-on-pay vote on the compensation of the Company’s named executive officers. The Say When On Pay Proposal was inadvertently omitted from the Proxy Statement and Proxy Card when originally filed with the SEC, and this filing corrects that omission. Other than the addition of the Say When On Pay Proposal to the Proxy Statement, Proxy Card and Notice of Annual Meeting of Stockholders, no other changes have been made to the Proxy Statement or the Proxy Card, and they continue to be in full force and effect as originally filed and continue to seek the vote of the Company’s stockholders for all proposals to be voted on at the Annual Meeting.

The supplement should be read together with the Proxy Statement, which should be read in its entirety. Capitalized terms used but not otherwise defined in this supplement have the meanings ascribed to them in the Proxy Statement.

2022 PROXY STATEMENT SUPPLEMENT

This Proxy Statement supplement (this “Supplement”) relates to the solicitation of proxies by our board of directors for use at the Annual Meeting. This Supplement supplements and amends the Proxy Statement for the Annual Meeting to (i) add a new Proposal No. 5 to the Proxy Statement that provides for a non-binding, advisory vote of the Company’s stockholders on the frequency with which the Company’s stockholders shall have an advisory vote to approve the compensation of our named executive officers (“Proposal No. 5”), and (ii) update the Notice of the Annual Meeting to add the new Proposal No. 5. This Supplement and a revised proxy card are being distributed or made available to stockholders beginning on or about May 3, 2022. This Supplement does not provide all of the information that you should read and consider before voting on all of the proposals that are being presented to stockholders for their vote at the Annual Meeting. Additional information is contained in the Proxy Statement. To the extent that the information in this Supplement differs from, updates or conflicts with the information contained in the Proxy Statement, the information in this Supplement shall amend and supersede the information in the Proxy Statement. Except as so amended or superseded, all information set forth in the Proxy Statement remains unchanged and important for your consideration before voting. Accordingly, we encourage you to read this Supplement carefully and in its entirety, together with the Proxy Statement.

Proposal No. 5 is a “non-routine” matter. Accordingly, if you hold shares beneficially in street name and do not provide your broker with voting instructions as to Proposal No. 5, your shares may constitute “broker non-votes” as to Proposal No. 5. Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given.

With respect to Proposal No. 5, your vote may be cast for “1 YEAR,” “2 YEARS” or “3 YEARS” or “ABSTAIN.” A vote to “ABSTAIN” and broker non-votes will have no effect on the vote. The choice receiving the most votes cast by stockholders present virtually or represented by proxy and entitled to vote on the matter will be deemed to be the frequency preferred by the stockholders.

1

PROPOSAL NO. 5

ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY VOTES

ON NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Act and Section 14A of the Exchange Act enable our stockholders to indicate their preference at least once every six years regarding how frequently we should solicit a non-binding advisory vote on the compensation of our named executive officers as disclosed in our proxy statement. Accordingly, we are asking our stockholders to indicate whether they would prefer an advisory vote every one, two or three years. Alternatively, stockholders may abstain from casting a vote.

After considering the benefits and consequences of each alternative, our board of directors recommends that the advisory vote on the compensation of our named executive officers be submitted to the stockholders every year. In formulating its recommendation, our board of directors considered that compensation decisions are made annually and that an annual advisory vote on executive compensation will allow stockholders to provide more frequent and direct input on our compensation philosophy, policies and practices.

While our board of directors believes that its recommendation is appropriate at this time, the stockholders are not voting to approve or disapprove that recommendation, but are instead asked to indicate their preference, on an advisory basis, as to whether the non-binding advisory vote on the approval of our named executive officer compensation should be held every year, every two years or every three years.

Our board of directors and our compensation committee value the opinions of our stockholders in this matter and, to the extent there is any significant vote in favor of one time period over another, will take into account the outcome of this vote when making future decisions regarding the frequency of holding future advisory votes on the compensation of our named executive officers. However, because this is an advisory vote and, therefore, not binding on our board of directors or the Company, our board of directors may decide that it is in the best interests of our stockholders that we hold an advisory vote on the compensation of our named executive officers more or less frequently than the option preferred by our stockholders. The results of the vote will not be construed to create or imply any change or addition to the fiduciary duties of our board of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO HOLD FUTURE ADVISORY VOTES

ON NAMED EXECUTIVE OFFICER COMPENSATION EVERY “1 YEAR”.

2

QUALYS, INC.
919 EAST HILLSDALE BLVD.
FOSTER CITY, CA 94404

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting - Go to www.virtualshareholdermeeting.com/QLYS2022
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

CONTROL # → 0000000000000000

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01) Sandra E. Bergeron 02) Kristi M. Rogers

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

	For	Against	Abstain
2. To ratify the appointment of Grant Thornton LLP as Qualys, Inc.'s independent registered public accounting firm for its fiscal year ending December 31, 2022.	☐	☐	☐
3. To approve, on an advisory and non-binding basis, the compensation of Qualys, Inc.'s named executive officers as described in the Proxy Statement.	☐	☐	☐
4. To approve Qualys, Inc.'s 2012 Equity Incentive Plan, as amended, restated and extended.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors recommends you vote 1 YEAR on proposal 5.

	1 year	2 years	3 years	Abstain
5. To indicate, on an advisory and non-binding basis, the preferred frequency of future stockholder advisory votes on approving the compensation of Qualys, Inc.'s named executive officers.	☐	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

02 0000000000

0000571799_1 R1.0.0.24

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Combined Document is available at www.proxyvote.com QUALYS, INC. Annual Meeting of Stockholders June 8, 2022, 11:00 AM Pacific Time This proxy is solicited by the Board of Directors The undersigned stockholder hereby appoints Joo Mi Kim and Bruce K. Posey, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of QUALYS, INC. that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held online at 11:00 AM PDT on June 8, 2022, via live webcast at www.virtualshareholdermeeting.com/QLYS2022, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side 0000571799_2 R1.0.0.24

Your Vote Counts!
QUALYS, INC.
2022 Annual Meeting
Vote by June 07, 2022 11:59 PM ET
QUALYS, INC.
919 EAST HILLSDALE BLVD. 1 FOSTER CITY, CA 94404 148,294 322,224OF
4
Ricky Campana P.O. Box 123456
Suite 500 30#
51 Mercedes Way Edgewood, NY 11717
FLASHID-JOB#
You invested in QUALYS, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 08, 2022.
Get informed before you vote
View the Combined Document online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 25, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com Control # XXXX XXXX XXXX XXXX
Smartphone users
Point your camera here and vote without entering a control number
Vote by Mail
Submit with your prepaid envelope
Vote by Phone
800-690-6903
Virtually at: www.virtualshareholdermeeting.com/QLYS2022
Vote Virtually at the Meeting*
June 08, 2022 11:00 AM PDT
*Please check the meeting materials for any special requirements for meeting attendance.

QUALYS, INC.
Annual Meeting of Stockholders
June 8, 2022, 11:00 AM Pacific Time
This proxy is solicited by the Board of Directors

The undersigned stockholder hereby appoints Joo Mi Kim and Bruce K. Posey, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of QUALYS, INC. that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held online at 11:00 AM PDT on June 8, 2022, via live webcast at

SHARE CLASSES REPRESENTED FOR VOTING

THE COMPANY NAME INC. - COMMON ASDFGHJKL	123456789.1234
THE COMPANY NAME INC. - CLASS A	123456789.1234
THE COMPANY NAME INC. - CLASS B	123456789.1234
THE COMPANY NAME INC. - CLASS C	123456789.1234
THE COMPANY NAME INC. - CLASS D	123456789.1234
THE COMPANY NAME INC. - CLASS E	123456789.1234
THE COMPANY NAME INC. - CLASS F	123456789.1234
THE COMPANY NAME INC. - 401 K	123456789.1234

www.virtualshareholdermeeting.com/QLYS2022, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Voting Items		Board Recommends	Voting Options
1.	Election of Directors **Nominees:** 01) Sandra E. Bergeron 02) Kristi M. Rogers To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.	For	For All ☐ Withhold All ☐ For All Except ☐
2.	To ratify the appointment of Grant Thornton LLP as Qualys, Inc.'s independent registered public accounting firm for its fiscal year ending December 31, 2022.	For	For ☐ Against ☐ Abstain ☐
3.	To approve, on an advisory and non-binding basis, the compensation of Qualys, Inc.'s named executive officers as described in the Proxy Statement.	For	☐ ☐ ☐
4.	To approve Qualys, Inc.'s 2012 Equity Incentive Plan, as amended, restated and extended.	For	☐ ☐ ☐
5.	To indicate, on an advisory and non-binding basis, the preferred frequency of future stockholder advisory votes on approving the compensation of Qualys, Inc.'s named executive officers.	1 Year	1 Year ☐ 2 Years ☐ 3 Years ☐ Abstain ☐

NOTE: Such other business as may properly come before the meeting or any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature Date FLASHID-JOB# Signature (Joint Owners) Date

1.00000
322,224
148,294
CLT ID